Exhibit 10.2

InfoLogix, Inc.

101 East County Line Road

Hatboro, PA  19040

Re:  Waiver of 2010 Annual Minimum Purchase

Ladies and Gentlemen:

Reference is made to that certain Master Services Agreement, by and between InfoLogix, Inc. and Futura Services, Inc. (“Futura”), dated as of March 2, 2009, as amended by that certain Amendment to Master Services Agreement, dated effective as of July 22, 2010 (the “MSA”).

Futura hereby waives the Annual Minimum Purchase requirement under Section 1.3 of the MSA for the calendar year 2010.  For the avoidance of doubt, the foregoing shall not constitute a waiver of any other provision of the MSA or the Annual Minimum Purchase requirement for any year other than the calendar year 2010 and Futura hereby reserves and preserves all of its other rights and remedies under the MSA, other than the rights expressly waived above.

Very truly yours,

FUTURA SERVICES, INC.

By: /s/ Janet E. DeNicola
Name: Janet E. DeNicola
Title: President

ACKNOWLEDGED AND AGREED:

INFOLOGIX, INC.

By: /s/ Eric N. Rubino
Name: Eric N. Rubino
Title: Chief Operating Officer

Date: November 4, 2010